UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2013

Medifast, Inc.

(Exact name of registrant as specified in its charter)

DE	001-31573	13-3714405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11445 Cronhill Drive, Owings Mills, Maryland	21117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 410-581-8042

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 19, 2013, Timothy G. Robinson, Chief Financial Officer of Medifast, Inc. (the “Company”), conducted a presentation at the Imperial Capital Global Opportunities Conference in New York, NY.

The presentation was broadcast live over the Internet hosted at the Investor Relations section of Medifast’s website at www.medifastnow.com, and will be archived online through Thursday, October 3, 2013.

The slides used during the presentation are furnished as Exhibit 99.1 to this Current Report.

The information in this report, including the presentation slides furnished as Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.
Dated: September 19, 2013

/s/ TIMOTHY G. ROBINSON
Timothy G. Robinson
Chief Financial Officer